ASSETS HELD FOR SALE AND DISCONTINUED OPERATION - Additional Information (Details) - Discontinued operation - Assets and liabilities classified as held for sale oz in Thousands, $ in Millions	Dec. 13, 2025 USD ($) oz
Disclosure of analysis of single amount of discontinued operations [line items]
Ownership interest in subsidiary	100.00%
Discontinued operations, cash consideration | $	$ 891.1
Maximum contingent consideration | $	$ 115.0
Contingent consideration, incremental gold sales above baseline (in ounces) | oz	200
Contingent consideration, incremental gold sales, revenue multiple (as a percent)	12.50%
Contingent consideration, maximum incremental gold sales (in ounces) | oz	280